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                                                                    Exhibit 99.2

                                OPTION AGREEMENT

         This Option Agreement (this "OPTION AGREEMENT") dated as of February 17, 2001 is entered into by and between VideoState, Inc., a Delaware corporation ("VIDEOSTATE"), and busybox.com, inc., a Delaware corporation ("BUSYBOX").

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises set forth below and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. OPTION GRANT. Upon the terms and subject to the conditions of this Option Agreement, BusyBox hereby grants to VideoState an exclusive and irrevocable option (the "OPTION") to purchase up to all or substantially all of the assets of BusyBox (the "PURCHASE"), pursuant to the terms and conditions set forth in a definitive asset purchase agreement (the "APA"). Such assets include, but are not limited to, all of BusyBox's rights in and to intellectual property, its physical property, its computers, all of its real and personal property leases, all of its customer lists, any and all copyrights, and any and all rights in and to the URLs/domain names "busyboxpro.com" and "reelstock.com" and any similars (specifically excluding "busybox.com") (the "ASSETS"). VideoState will not assume or be deemed to have assumed any obligations or liabilities whether related or unrelated to the Assets, unless such obligations or liabilities are specifically set forth in the APA as being assumed. BusyBox expressly acknowledges that VideoState's decision to exercise or not exercise the Option is in VideoState's sole and absolute discretion, to be determined by the factors that VideoState deems relevant, including but not limited to (i) its assessment of the legal and commercial risks of the Purchase, (ii) completion of any and all required financing and (iii) requisite board approval.

2. OPTION CONSIDERATION. In consideration for BusyBox entering into this Option Agreement, VideoState will deliver $25,000 to BusyBox in readily available funds within 14 business days after execution of this Option Agreement.

3. OPTION PERIOD. The Option will be exercisable at any time during the period that begins on the date hereof and ends at 5:00 PM Pacific Daylight Savings Time on May 31, 2001 (the "OPTION PERIOD").

4. PURCHASE PRICE. The Option is exercisable for an aggregate purchase price of USD $3,800,000, $800,000 of which will be paid in readily available funds and the remaining $3,000,000 of which will be paid in shares of Convergence Holdings plc. The value of each Convergence Holdings plc share will be the average closing sale prices on the principal exchange on which the shares traded for each business day during the 10 day trading period ending on the third business day prior to the closing of the Purchase (the "CLOSING"). In no case will the value of such shares exceed 50 pence (UK currency) per share. One-half of the $3,000,000 in Convergence Holdings plc shares will be subject to a 12 month lock-up agreement and subject to any applicable US securities rules or regulations and the other half of such shares will be subject to a 24 month lock-up agreement and any applicable US securities rules or regulations. $600,000 in shares of the purchase price (the "ESCROW AMOUNT") will be deposited into escrow

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at the Closing for a period of 24 months as the first recourse to satisfy BusyBox's indemnification obligation under the APA (which will have a basket of $50,000). At the end of the first 12 months of the escrow period, VideoState and BusyBox agree to release all of the Escrow Amount in excess of $300,000 (based on the closing date valuation) plus the shares representing any amounts then subject to outstanding claims.

5. EXERCISE PROCEDURE.

         A. During the Option Period, VideoState and BusyBox will commence the negotiation and drafting of the APA and any and all related transaction documents (including the APA, the "PURCHASE DOCUMENTS"). VideoState's obligation to negotiate and draft the Purchase Documents and to conduct its due diligence is subject to the satisfaction or extension, in VideoState's sole discretion, of BusyBox's covenant in Section 8(F).

         B. At any time during the Option Period, VideoState or one of its affiliates, if this Option Agreement and the Option have been transferred thereto pursuant to Section 7 herein (as applicable, the "OPTION HOLDER"), may, in its sole and absolute discretion, exercise the Option by delivering a written notice (the "OPTION NOTICE") of such exercise to BusyBox at the address listed in Section 13 herein.

         C. As soon as reasonably practicable after receipt by BusyBox of the Option Notice, VideoState and BusyBox will use their respective commercially reasonable best efforts to: (i) complete the negotiation and drafting of the Purchase Documents; (ii) execute and deliver the Purchase Documents; and (iii) close the Purchase as soon as practicable.

6. DEFINITIVE ASSET PURCHASE AGREEMENT. If VideoState exercises the Option:

         A. All terms and conditions concerning the Purchase will be stated in the APA which will be subject to the approval of the parties, with the advice of counsel, and further subject to any conditions of closing set forth therein. These terms and conditions will include, but not be limited to, representations, warranties, covenants (including noncompetition) and indemnities (covering up to the full purchase price) by all parties customary in a transaction of this nature, including (i) those regarding the proprietary information related to the BusyBox intellectual property rights and software; (ii) customary investor representations by BusyBox that satisfy applicable securities laws; (iii) a two year survival period for the representations and warranties; (iv) indemnities by BusyBox for its breaches of the APA and for liabilities not assumed by VideoState; and (v) covenants by BusyBox not to dispose of the shares it receives as part of the purchase price until it is allowed under the applicable securities laws.

         B. The Closing will be subject to, among other things: (i) any required stockholder consents, (ii) VideoState's completion of any required financing, (iii) VideoState's satisfactory completion of the due diligence process and (iv) Robert Sherman and other key employees of BusyBox entering into service agreements with VideoState or one of its affiliates in a form reasonably satisfactory to VideoState, including, but not limited to, reasonable non-compete and non-solicitation covenants and a standard definition of



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         Cause with all parties having the ability to terminate their respective agreements for Cause.

         C. BusyBox and VideoState will each be solely responsible for and bear all of its own expenses, including, but not limited to, expenses of lenders, legal counsel, investment bankers, consultants, accountants and other advisors, incurred at any time in connection with this Option Agreement or pursuing or consummating the Purchase, the APA and the transactions contemplated thereby.

7. ASSIGNMENTS/TRANSFER. VideoState will not directly or indirectly sell, pledge, dispose of, transfer or otherwise encumber the Option or this Option Agreement by agreement, operation or law or otherwise (each, a "TRANSFER") at any time from the date hereof through and including the expiration of the Option Period and any purported Transfer will be void; provided, however, that upon one days' written notice to BusyBox, VideoState may assign the Option and this Option Agreement in writing to any one of its affiliates.

8. COVENANTS OF BUSYBOX.

         A. BusyBox agrees that during the Option Period, BusyBox will not (and will not permit any affiliate, employee, officer, director, trustee, agent or other person acting on its or their behalf to) directly or indirectly solicit, offer or engage in any agreement, discussion or negotiation other than with VideoState regarding the possible acquisition of stock or the assets of BusyBox. BusyBox will immediately communicate to VideoState the terms of any proposal that it may receive indicating or suggesting any interest in acquiring all or any part of the stock or the assets of BusyBox.

         B. BusyBox agrees that during the Option Period it will not, without the prior written consent of VideoState:

                  (i) declare, issue, make or pay any dividend or other distribution of assets, whether consisting of money, other personal property, real property or other thing of value;

                  (ii) change or amend its charter documents or bylaws to adversely affect the rights of Option Holder hereunder; or

                  (iii) effect a merger, sale of substantially all of its stock or assets, or other similar transaction with any entity other than Option Holder.

         C. During the Option Period, the business of BusyBox will be conducted in the ordinary course consistent with prudent industry practices.

         D. Nothing contained in this Section 8 will prohibit the BusyBox board of directors (the "BOARD") from furnishing information to or entering into discussions or negotiations with any third party that makes an unsolicited bona fide offer of merger or to acquire substantially all of the assets or stock of BusyBox (a "BONA FIDE OFFER"), if, and only to the extent that (i) the Board, based upon the written advice of outside counsel, determines in good faith that such action is required for the Board to comply with its fiduciary duties

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         to stockholders imposed by law, (ii) prior to furnishing such information to or entering into discussions or negotiations with any such third party, BusyBox provides written notice to VideoState that it is doing so (the "OFFER NOTICE") and (iii) BusyBox keeps VideoState informed of the status and all material information with respect to any such discussions or negotiations. Nothing in this Section 8 will permit BusyBox to enter into any agreement with respect to a Bona Fide Offer for as long as this Option Agreement remains in effect. This Option Agreement may be terminated by action of the Board if in the exercise of its good faith judgment as to fiduciary duties to its stockholders imposed by law, as advised by outside counsel, the Board determines that such termination is required by reason of a Bona Fide Offer being made, provided that BusyBox notifies VideoState promptly of its intention to terminate this Option Agreement (in no case less than two business days prior to public announcement of BusyBox's termination of this Option Agreement).

         E. Upon receiving the Offer Notice, VideoState will have the right to terminate this Option Agreement at any time. If VideoState chooses to exercise this termination right or BusyBox exercises its termination right under Section 8-D above, BusyBox will be obligated to repay to VideoState, within two business days, the $25,000 option consideration provided for in Section 2 above. If BusyBox executes a definitive agreement with respect to a Bona Fide Offer within one year after such termination, BusyBox will (i) within two business days pay VideoState a break-up fee in the amount of $100,000 and (ii) within two business days of the later of the execution of the definitive agreement or the receipt of an invoice from VideoState, reimburse VideoState for the out-of-pocket expenses incurred by VideoState (or its affiliates) in connection with the transaction contemplated by this Option Agreement, including the fees and expenses of legal counsel, auditors and other consultants in relation to the due diligence investigation of BusyBox and the preparation and negotiation of the Option Agreement and the Purchase Documents. The sum of the break-up fee and out-of pocket reimbursement in the preceding sentence will not exceed $250,000.

         F. In connection with this Option Agreement, VideoState is entering into a Stockholders Agreement pursuant to which certain of BusyBox's stockholders will agree to vote his or her respective shares of BusyBox capital stock in favor of approving the Purchase, APA and/or any other Purchase Documents. BusyBox will use its commercially reasonable best efforts, and will direct its officers, including, but not limited to, Jon Bloodworth, to use their commercially reasonable best efforts, to have such stockholders execute and deliver the Stockholders Agreement within 10 days of the execution of this Option Agreement.

9. REPRESENTATIONS AND WARRANTIES OF BUSYBOX AND VIDEOSTATE. Each of BusyBox and VideoState represent and warrant, as applicable, as follows:

         A. AUTHORIZATION; NON-CONTRAVENTION. The execution and delivery of this Option Agreement by it and the performance by it of its obligations hereunder, have been duly authorized by all requisite corporate, partnership or other action on the part of it (including but not limited to stockholder approval). This Option Agreement constitutes the legally valid and binding obligation of it enforceable against it in accordance with its

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         terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws affecting creditors' rights and to general equitable principles. Neither the entry into this Option Agreement nor the exercise of the Option will violate, or constitute a breach or default (whether upon lapse of time and/or the occurrence of any act or event or otherwise) of it under its charter documents, bylaws or any contract of that is material to it or that would have a material adverse effect on it.

10. CONFIDENTIALITY. All parties agree that each party may disclose or reveal, or may have disclosed or revealed, to the other, orally, in writing or by inspection, confidential information for the purpose of evaluating the parties' business relationship. Such confidential information may include financial information, technology, marketing and customer data and such other information that is not generally ascertainable from public or published information or trade sources (the "CONFIDENTIAL INFORMATION"). All parties agree that they will use the Confidential Information for the sole purpose of evaluating the Option and/or the Purchase, and that neither party will use the Confidential Information disclosed by the other, directly or indirectly, for any other purpose. All parties further undertake and agree to retain in confidence, and to require their employees, consultants, professional representatives, and agents to retain in confidence, all such Confidential Information. The obligations pursuant to this paragraph will not apply to any portion of the Confidential Information which (i) is or becomes generally available to the public other than as a result of disclosure which violates the terms of this Option Agreement,
(ii) becomes available to one party on a nonconfidential basis from a source other than the other party or (iii) is known to the receiving party on a nonconfidential basis prior to its disclosure by the other; provided, however, that all parties confirm that any Confidential Information disclosed by the other prior to the execution of this Option Agreement will be subject to the terms of this Option Agreement. The obligations under this Section 11 will expire on the fifth anniversary of the date hereof.

11. HEADINGS. The headings, captions and arrangements used in this Option Agreement are for convenience of reference only and are not to be deemed to limit, amplify or modify the terms of this Option Agreement or affect the meaning thereof.

12. NOTICES. Any notice, consent or other communication made pursuant to the provisions of this Option Agreement will be sufficiently made or given if in writing and either delivered in person with receipt acknowledged or sent by facsimile or registered or certified mail and addressed as follows:



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     IF TO THE VIDEOSTATE:                  IF TO BUSYBOX:

     GlobalState Ltd.                       busybox.com, inc.
     72 Charlotte Street                    15113 Sunset Boulevard
     London W1 1LR                          Pacific Palisades, California 90272
     Attention:  Sheldon Marshall           Attention: Jon M. Bloodworth, Esq.
     Fax:  011 44 202 436 8881              Fax:  310-556-4676

     with a copy to:                        with a copy to:

     O'Melveny & Myers LLP                  Patton Boggs LLP
     1999 Avenue of the Stars               2550 M Street, NW
     Suite 700                              Washington, DC 20037
     Los Angeles, California 90067          Attention:  Geoffrey Davis, Esq.
     Attention:  Jennifer L. Borow, Esq.    Fax:  212-457-6315
     Fax:  310-246-6779


13. AMENDMENTS AND MODIFICATIONS. This Option Agreement may not be amended or modified in any way, nor any of its provisions waived, except in writing by the parties.

14. COUNTERPARTS. This Option Agreement and any amendment hereto or any other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts will constitute one and the same agreement (or other document) and will become effective (unless otherwise therein provided) when one or more counterparts have been signed by each party and delivered to the other party by facsimile or otherwise.

15. GOVERNING LAW. This Option Agreement will be governed by and construed in accordance with the internal laws of the State of California, without giving effect to conflict of laws provisions thereof.

16. NO BROKERS. Each party represents that it has not engaged or authorized any broker, finder or similar agent who would be entitled to a commission or other fee in respect of this Option Agreement or the Purchase.

17. INTEGRATED AGREEMENT. This Option Agreement and the exhibits and schedules hereto constitute the entire agreement between the parties hereto, and no agreements, understandings, restrictions, warranties or representations exist between the parties other than those set forth herein or provided for herein. All exhibits and schedules attached to this Option Agreement are incorporated herein.

18. PUBLICITY. VideoState and BusyBox will coordinate all publicity relating to the transactions contemplated by this Option Agreement, and no party will issue any press release, publicity statement, or other public notice relating to this Option Agreement, or the transactions contemplated by this Option Agreement, without prior written consent from the other party, except to the extent that independent legal counsel to VideoState or BusyBox, as the case may


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be, will deliver a written opinion to the other party to the effect that a particular action is required by applicable law.

19. DISPUTE RESOLUTION.

         A. This Option Agreement will be governed by and interpreted in accordance with the laws of the State of California as set forth in
         Section 16 herein. The material provisions of this Option Agreement will be deemed performed or to be performed in California, and, regardless of the order in which signatures of the representatives of BusyBox and VideoState are affixed, the contract will be deemed to have been executed at the offices of VideoState's legal counsel at O'Melveny & Myers, 1999 Avenue of the Stars, Suite 700, Los Angeles, California 90067.

         B. In the event that any dispute arises between BusyBox and VideoState relating in any way to this Option Agreement or either party's performance thereunder, said dispute will be settled in Los Angeles, California by arbitration in accordance with the rules and regulations of Judicial Arbitration & Mediation Services, Inc. The arbitrators will be empowered to find facts, to interpret or invalidate all or any provision of this Option Agreement, to award money damages, and to grant injunctive relief in order to enforce the terms and provisions of this Option Agreement.

         C. If necessary for enforcement of the arbitration judgment, the party prevailing in arbitration may apply to either the California Superior Court in and for the County of Los Angeles or to the United States District Court for the Southern District of California, as may be appropriate. BusyBox and VideoState consent to the jurisdiction of both of those said courts, and to venue at the location of each of those said courts.

         D. In the event of arbitration, litigation, or both, the party ultimately prevailing will be entitled to receive from the other its reasonable attorneys' fees and costs, as determined by the arbitrator or court rendering the final decision.








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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Option Agreement as of the date first above written.

                                VideoState, Inc.,
                                a Delaware corporation


                                    /s/  SHELDON MARSHALL
                                -----------------------------------------------
                                By: Sheldon Marshall, President


                                busybox.com, inc.
                                a Delaware corporation



                                    /s/  JON M. BLOODWORTH
                                -----------------------------------------------
                                By: Jon M. Bloodworth, Chief Executive Officer